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                                                                 Exhibit (h)(i)

                        PACHOLDER HIGH YIELD FUND, INC.


            _________ Shares of Common Stock Issuable Upon Exercise
                    of Transferable Rights to Subscribe for
                          Such Shares of Common Stock

                       FORM OF DEALER MANAGER AGREEMENT
                       --------------------------------
                                                                 _________, 2001

Winton Associates, Inc.
8044 Montgomery Road, Suite 480
Cincinnati, Ohio 45236

Dear Sirs:

        Pacholder High Yield Fund, Inc., a Maryland corporation (the "Fund"), is a closed-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Fund proposes to issue to holders of its common stock, par value $.01 per share (the "Common Stock"), of record as of the close of business on ___________, 2001 ("Record Date Shareholders") rights (the "Rights") to subscribe for an aggregate of _________ shares (the "Shares") of Common Stock.

        The Fund appoints Winton Associates, Inc. (the "Dealer Manager") as exclusive dealer manager in connection with the offer of the Shares contemplated by the proposed issuance of the Rights (the "Offer"), and the Dealer Manager accepts such appointment. The Dealer Manager represents and warrants that it is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Pacholder & Company, LLC, an affiliate of the Dealer Manager (the "Adviser"), manages the investments of the Fund pursuant to an Investment Advisory Agreement with the Fund dated August 20, 1998, as amended (the "Advisory Agreement"). Pacholder Associates, Inc. ("Pacholder Associates") is the majority member of the Adviser.

        In connection with the Offer, each Record Date Shareholder will be issued one Right for each full share of Common Stock held on ___________, 2001 (the "Record Date"). No fractional Rights will be issued. The Rights will entitle shareholders to acquire at the subscription price per Share described in the Prospectus (as hereinafter defined) one Share for each three Rights held. The period of subscription (the "Subscription Period") will commence on ___________, 2001 and end at 5:00 p.m., Eastern time, on ________, 2001, unless extended by the Fund (the "Expiration Date"). Any Record Date Shareholder who fully exercises all Rights held by him will be entitled to subscribe for Shares that were not otherwise subscribed for by others during the Subscription Period (the "Over-Subscription Privilege"). Additional terms and conditions of the Offer are set out in the registration statement with respect to the Rights and Shares filed by the Fund with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act and the rules and regulations (the "Rules and Regulations") of the Commission thereunder.

        In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the Fund, the Adviser and the Dealer Manager hereby agree as follows:

        1.     Representations and Warranties of the Fund and the Adviser.

        (a)    The Fund represents and warrants as follows:

        (i) The registration statement on Form N-2 (Nos. 333-_____; 811-5639) with respect to the Rights and Shares has been carefully prepared by the Fund in conformity with the requirements of the Securities

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        Act and the Investment Company Act and the Rules and Regulations. Copies
        of such registration statement, including any amendments thereto, the preliminary prospectuses (meeting the requirements of Rule 430A under the Securities Act) contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Fund to the Dealer Manager. Such registration statement, herein referred to as the "Registration Statement," which shall be deemed to include all information omitted therefrom in reliance upon Rule 430A under the Securities Act and contained in the Prospectus referred to below, has been declared effective by the Commission under the Securities Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. The form of prospectus first filed by the Fund with the Commission pursuant to its Rule 497(b) or (h) and Rule
        430A is herein referred to as the "Prospectus." Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective is hereinafter referred to as a "Preliminary Prospectus."

        (ii) The Fund has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland, with corporate power and authority to own its properties and conduct its business as described in the Registration Statement; and the Fund is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification.

        (iii) The Fund's authorized capitalization is as set forth in the Prospectus; the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable; the Shares have been duly authorized and when issued, delivered and paid for as described in the Registration Statement, will be validly issued, fully paid and non-assessable; and no preemptive rights of stockholders exist with respect to any of the Shares or the issue and sale thereof.

        (iv) The Rights and Shares conform to the statements concerning them in the Registration Statement.

        (v) The Commission has not issued an order preventing or suspending the use of any Preliminary Prospectus or the Prospectus relating to the Offer nor instituted proceedings for that purpose. The Registration Statement contains, and the Prospectus and any amendments or supplements thereto will contain, all statements which are required to be stated therein by, and in all respects conforms or will conform, as the case may be, to the requirements of, the Securities Act, the Investment Company Act and the Rules and Regulations. Neither the Registration Statement nor any amendment thereto, and neither the Prospectus, nor any supplement thereto, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Fund makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Fund by or on behalf of the Dealer Manager, specifically for use in the preparation thereof.

        (vi) The Fund has not, directly or indirectly, (A) taken any action designed to cause or to result in, or that constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Fund to facilitate the sale or resale of the Shares, or (B) since the filing of the Registration Statement (1) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Shares or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Fund, except as contemplated by this Agreement or the Fund's dividend reinvestment plan or as disclosed in writing to the Dealer Manager.

        (vii) The financial statements of the Fund, together with the related notes and schedules set forth in the Registration Statement, present fairly the financial position of the Fund at the indicated dates. Such financial statements have been prepared in accordance with generally accepted principles of accounting.

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        (viii) There is no action or proceeding pending or, to the knowledge of the Fund, threatened against the Fund before any court or administrative agency which might result in any material adverse change in the business, condition or prospects of the Fund.

        (ix) Since the respective dates as of which information is given in the Registration Statement, as it may be amended or supplemented, there has not been any material change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Fund or the earnings, business affairs, management or business prospects of the Fund, whether or not occurring in the ordinary course of business, and there has not been any material transaction entered into by the Fund, other than transactions in the ordinary course of business and changes and transactions contemplated by the Registration Statement, as it may be amended or supplemented. The Fund has no material contingent obligations which are not disclosed in the Registration Statement, as it may be amended or supplemented.

        (x) The Fund is not in default under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it or any of its properties is bound and which default is of material significance in respect of the business or financial condition of the Fund. The consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Fund is a party, the charter or bylaws of the Fund or any order, rule or regulation applicable to the Fund of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction.

        (xi) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Fund of, and the consummation of the transactions contemplated by, this Agreement and the Fund Agreements (as hereinafter defined) (except such additional steps as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or may be necessary to qualify the Rights and Shares for public offering by the Fund under state securities or "Blue Sky" laws) has been obtained or made and is in full force and effect.

        (xii) The Fund holds all material licenses, certificates and permits from governmental authorities which are necessary to the conduct of its business.

        (xiii) Deloitte & Touche LLP, who have certified the financial statements of the Fund filed with the Commission as part of the Registration Statement, are independent public accountants as required by the Securities Act and the Rules and Regulations.

        (xiv) The Fund is registered with the Commission pursuant to Section 8 of the Investment Company Act as a closed-end, diversified management investment company, and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or threatened by the Commission.

        (xv) The Advisory Agreement, the Administration Agreement dated as of June 5, 1996, between the Fund and Kenwood Administrative Management, Inc. (the "Administration Agreement"); the Accounting Services Agreement dated as of May 20, 1991, as amended, between the Fund and Pacholder Associates, Inc. (the "Accounting Services Agreement"); the Custody Agreement dated as of May 1, 1996, between the Fund and Firstar Bank, N.
        A. (the "Custodian Agreement"); the Transfer Agency and Service Agreement dated as of January 1, 1999, between the Fund and Firstar Bank, N.A. (the "Transfer Agency Agreement"); the Subscription Rights Agency Agreement dated as of __________ , 2001, between the Fund and ________________ (the "Subscription Agent Agreement") and the Information Agent Agreement dated as of ___________, 2001, between the Fund and Shareholder Communications Corporation (the "Information Agent Agreement") (collectively, the "Fund Agreements") have been duly authorized, executed and delivered on behalf of the Fund, are valid and binding obligations of the Fund enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws affecting the rights of creditors generally and such principles of

                                       3
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        equity as a court having jurisdiction may apply, and are in all respects in full compliance with all applicable provisions of the Exchange Act, the Investment Company Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act").

        (xvi) The Common Stock has been duly listed on the American Stock Exchange, Inc. and the Shares and Rights have been approved for listing, subject to official notice of issuance.

        (b)    Pacholder Associates represents and warrants as follows:

        (i) The Adviser has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Ohio, with power and authority to own its properties and conduct its business as described in the Prospectus; and the Adviser is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification.

        (ii) The Commission has not issued an order preventing or suspending the use of any Preliminary Prospectus or the Prospectus relating to the Offer nor instituted proceedings for that purpose. The Registration Statement contains, and the Prospectus and any amendments or supplements thereto will contain, all statements which are required to be stated therein by, and in all respects conforms or will conform, as the case may be, to the requirements of, the Securities Act, the Investment Company Act and the Rules and Regulations. Nothing has come to the attention of Pacholder Associates that causes Pacholder Associates to believe that the Registration Statement or any amendment thereto, and the Prospectus or any supplement thereto, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that Pacholder Associates makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Fund by or on behalf of the Dealer Manager specifically for use in the preparation thereof; provided further, however, that with respect solely to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Fund by or on behalf of the Adviser, specifically for use in the preparation thereof, Pacholder Associates represents and warrants that such information does not contain any untrue statement of a material fact and does not omit or will not omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        (iii) Neither the Adviser nor Pacholder Associates has, directly or indirectly, (A) taken any action designed to cause or to result in, or that constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Fund to facilitate the sale or resale of the Shares, or (B) since the filing of the Registration Statement (1) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Shares or
        (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Fund, except as contemplated by this Agreement or the Fund's dividend reinvestment plan or as disclosed in writing to the Dealer Manager.

        (iv) There is no action or proceeding pending or, to the knowledge of Pacholder Associates, threatened against the Adviser before any court or administrative agency which might result in any material adverse change in the business, condition or prospects of the Adviser.

        (v) Since the respective dates as of which information is given in the Registration Statement, as it may be amended or supplemented, there has not been any material change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Adviser or the earnings, business affairs, management or business prospects of the Adviser, whether or not occurring in the ordinary course of business, and there has not been any material transaction entered into by the

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        Adviser, other than transactions in the ordinary course of business and changes and transactions contemplated by the Registration Statement, as it may be amended or supplemented.

        (vi) The Adviser is not in default under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it or any of its properties is bound and which default is of material significance in respect of the business or financial condition of the Adviser. The consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Adviser is a party, the limited liability company agreement of the Adviser or any order, rule or regulation applicable to the Adviser of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction.

        (vii) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by Pacholder Associates of, and the consummation of the transactions contemplated by, this Agreement and the Advisory Agreement (except such additional steps as may be required by the NASD or may be necessary to qualify the Rights and Shares for public offering by the Fund under state securities or "Blue Sky" laws) has been obtained or made and is in full force and effect.

        (viii) The Adviser holds all material licenses, certificates and permits from governmental authorities which are necessary to the conduct of its business.

        (ix) The Adviser is duly registered with the Commission under the Advisers Act as an investment adviser, and there does not exist any proceeding or any facts or circumstances the existence of which could lead to any proceeding which would adversely affect the registration or good standing of the Adviser with the Commission. The Adviser is not prohibited from performing its obligations under the Advisory Agreement.

        (x) The Advisory Agreement had been duly authorized, executed and delivered on behalf of the Adviser, is a valid and binding obligation of the Adviser enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws affecting the rights of creditors generally and such principles of equity as a court having jurisdiction may apply, and is in all respects in full compliance with all applicable provisions of the Investment Company Act and the Advisers Act.

        2      Agreement to Act as Dealer Manager.
               ----------------------------------

        (a) On the basis of the representations and warranties, and subject to the terms and conditions, set forth in this Agreement:

        (i) The Dealer Manager agrees to engage and organize a group of securities brokers and dealers ("Soliciting Dealers") who will enter into an agreement with the Fund in the form attached hereto as Exhibit A (the "Soliciting Dealer Agreement") and solicit, in accordance with the Securities Act, the Exchange Act and the Investment Company Act, and their customary practice, the exercise of the Rights, subject to the terms and conditions of this Agreement, the Subscription Agent Agreement and the procedures described in the Registration Statement.

        (ii) The Fund agrees to furnish, or cause to be furnished, to the Dealer Manager, lists, or copies of such lists, showing the names and addresses of, and number of shares of Common Stock held by, Record Date Shareholders as of the Record Date; and the Dealer Manager agrees to use such information only in connection with the Offer, and not to furnish the information to any other person, except for securities brokers and dealers that the Dealer Manager has requested to solicit exercises of Rights.

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        (iii)  The Fund will advise or cause the subscription agent for the
        Offer to advise the Dealer Manager and each Soliciting Dealer from day to day during the Subscription Period, and promptly after the Expiration Date, as to the names and addresses of all Record Date Shareholders exercising Rights, the total number of Rights exercised by each Record Date Shareholder during the immediately preceding day, indicating the total number of Rights verified to be in proper form for exercise, rejected for exercise and being processed and, for each Soliciting Dealer, the number of Rights exercised on subscription forms designating such Soliciting Dealer as the broker-dealer with respect to such exercise, and as to such other information as the Dealer Manager may reasonably request; and will notify the Dealer Manager and each Soliciting Dealer, not later than 5:00 p.m., Eastern time, on the first business day following the Expiration Date, of the total number of Rights exercised and Shares related thereto, the total number of Rights verified to be in proper form for exercise, rejected for exercise and being processed and, for each Soliciting Dealer, the number of Rights exercised on subscription forms designating such Soliciting Dealer as the broker-dealer with respect to such exercise, and as to such other information as the Dealer Manager may reasonably request.

        (iv) In addition to the services described in paragraph (a) (i) of this Section 2, the Dealer Manager agrees to provide financial and marketing advisory services to the Fund in connection with the Offer. No advisory fee, other than the fees provided for in Section 3 of this Agreement and the reimbursement of the Dealer Manager's out-of-pocket expenses as described in Section 5 of this Agreement, shall be payable by the Fund to the Dealer Manager in connection with the financial and marketing advisory services provided by the Dealer Manager pursuant to this paragraph (a)(iv).

        (b) The Fund and the Dealer Manager agree that the Dealer Manager is an independent contractor with respect to solicitation of the exercise of Rights contemplated by this Agreement and the performance of the financial and marketing advisory services to the Fund contemplated by this Agreement; and the Dealer Manager represents and warrants that it is not a partner or agent of any other securities broker, dealer or other person soliciting the exercise of Rights contemplated by this Agreement, or of the Fund or any of its affiliates.

        (c) In rendering the services contemplated by this Agreement, the Dealer Manager shall not be subject to any liability to the Fund or the Adviser, or any of their affiliates, for any act or omission on the part of any securities broker or dealer (other than the Dealer Manager) or any other person, and the Dealer Manager shall not have any liability (whether direct or indirect, in contract or tort or otherwise) for or in connection with the performance of its obligations under this Agreement, except for any such liability for losses, claims, damages or liabilities incurred that are finally judicially determined to have resulted primarily from the bad faith or gross negligence of the Dealer Manager.

        3      Dealer Manager and Soliciting Dealer Fees.
               -----------------------------------------

        (a) In full payment for the financial and marketing advisory services and other services provided and to be provided hereunder by the Dealer Manager, the Fund agrees to pay to the Dealer Manager a fee equal to the amount computed by multiplying (i) ______ (____%) by (ii) the aggregate number of Shares purchased in the Offer by (iii) the subscription price per Share described in the Prospectus (the "Subscription Price").

        (b) The Fund agrees to pay each Soliciting Dealer, as provided in the Soliciting Dealer Agreement, a fee equal to the amount computed by multiplying
(i) _____ (___%) by (ii) the Subscription Price by (iii) (A) the aggregate number of Shares purchased pursuant to subscription forms on which the Soliciting Dealer is designated by name as having solicited the exercise of such Rights plus (B) Shares purchased pursuant to the Offer through the Soliciting Dealer by beneficial owners of the Fund's Common Stock on whose behalf the Soliciting Dealer acts as nominee, either directly or through The Depository Trust Company ("DTC") or any other applicable depository, as listed in the Appendix to the Soliciting Dealer Agreement. In no event shall the number in
(iii)(B) above exceed, as applicable, the number of Shares reported as purchased by beneficial owners through the Soliciting Dealer by DTC, or any other applicable depository, or the number of Shares the Soliciting Dealer is entitled to purchase as a Record Date Shareholder (excluding in either case Shares held for its own account). If more than one Soliciting Dealer is

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identified as having solicited the exercise of identical Rights, the fee described above shall be shared equally by all such Soliciting Dealers.

        (c) Payment to the Dealer Manager by the Fund shall be in the form of a wire transfer of same day funds to an account or accounts identified by the Dealer Manager. Such payment shall be made concurrently with the issuance of the Shares on the date on which the Offer is consummated (the "Closing Date"). Payment to a Soliciting Dealer shall be made by the Fund directly to such Soliciting Dealer by wire transfer of same day funds to an account or accounts identified by such Soliciting Dealer. Such payments shall be made on the Closing Date. The Fund shall be under no liability for any payment made to any Soliciting Dealer which payment is made in accordance with instructions received from the Dealer Manager.

        4      Covenants of the Fund and Pacholder Associates.
               -----------------------------------------------

        (a)    The Fund covenants and agrees with the Dealer Manager that:

        (i) The Fund will (A) prepare and timely file with the Commission under Rule 497(b) and (h) of the Rules and Regulations a Prospectus containing any information previously omitted at the time of the effectiveness of the Registration Statement in reliance on Rule 430A of the Rules and Regulations and (B) will not file any amendment to the Registration Statement or supplement to the Prospectus of which the Dealer Manager shall not previously have been advised and furnished with a copy or to which the Dealer Manager shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations.

        (ii) The Fund will advise the Dealer Manager promptly of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or any order under Section 8(e) of the Investment Company Act or of the institution of any proceedings for those purposes, and the Fund will use its best efforts to prevent the issuance of any orders preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.

        (iii) The Fund will deliver to, upon the order of, the Dealer Manager during the period when delivery of a prospectus is required under the Securities Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Dealer Manager may reasonably request. The Fund will deliver to the Dealer Manager at or before the date hereof, one signed copy of the Registration Statement and all amendments thereto, including all exhibits filed therewith, and will deliver to the Dealer Manager such number of copies of the Registration Statement, but without exhibits, and of all amendments thereto, as the Dealer Manager may reasonably request.

        (iv) If, during the period in which a prospectus is required by law to be delivered by the Fund or a Soliciting Dealer, any event shall occur as a result of which, in the judgment of the Fund or in the opinion of counsel for the Dealer Manager, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in light of the circumstances existing at the time the Prospectus is delivered, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Fund promptly will prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with such law.

        (v) The Fund will cooperate with the Dealer Manager in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions as the Dealer Manager may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose; provided, however, that the Fund shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Fund will, from time to time, prepare and file such

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        statements, reports and other documents as are or may be required to continue such qualifications in effect during the Subscription Period.

        (vi) The Fund will not, directly or indirectly, take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Fund to facilitate the issuance of the Rights or the sale or resale of the Shares, except as contemplated by this Agreement, the offer or the Fund's dividend reinvestment plan, or as disclosed in writing to the Dealer Manager.

        (vii) The Fund will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 60 days after the close of the period covered thereby, an earnings statement covering a period of at least twelve consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 1l(a) of the Securities Act and Rule 158 thereunder.

        (b) Pacholder Associates covenants and agrees with the Dealer Manager that neither Pacholder Associates nor the Adviser will, directly or indirectly, take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Fund to facilitate the issuance of the Rights or the sale or resale of the Shares, except as contemplated by this Agreement, the offer or the Fund's dividend reinvestment plan, or as disclosed in writing to the Dealer Manager.

        5      Costs and Expenses.
               ------------------

        (a) The Fund will pay all costs, expenses and fees incident to the performance of its obligations under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Fund; the fees and disbursements of counsel for the Fund; the cost of printing and delivering to, as requested by, the Dealer Manager copies of the Registration Statement and the Prospectus, and any supplements or amendments thereto, this Agreement, the Soliciting Dealer Agreement, any sales literature distributed to Soliciting Dealers or shareholders, certificates for the Shares and subscription forms relating to the exercise of Rights; the filing fees of the Commission; the filing fees and expenses incident to securing any required review by the NASD of the terms of the sale of the Shares; the listing fee of the American Stock Exchange, Inc.; the expenses, including the fees and disbursements of counsel, incurred in connection with the qualification of the Rights and the Shares under state securities or "Blue Sky" laws and preparation of the Blue Sky Survey; and the fees and expenses incurred pursuant to the Subscription Agent Agreement and the Information Agent Agreement.

        (b) In addition to any fees that may be payable to the Dealer Manager under this Agreement, the Fund agrees to reimburse the Dealer Manager upon request made from time to time for its reasonable expenses incurred in connection with its activities under this Agreement in an amount up to $______.

        (c) If this Agreement is cancelled by the Dealer Manager in accordance with the provisions of Section 6 or is terminated by the Dealer Manager in accordance with the provisions of Section 10(a)(iii), the Fund agrees to reimburse the Dealer Manager for all of its reasonable out-of-pocket expenses incurred in connection with its performance hereunder. In the event the transactions contemplated hereunder are not consummated, the Fund agrees to pay all of the costs and expenses set forth in paragraphs (a) and (b) of this
Section 5 which the Fund would have paid if such transactions had been consummated.

        6      Conditions of Obligations of the Dealer Manager. The obligations
               -----------------------------------------------
of the Dealer Manager hereunder are subject to the accuracy of the representations and warranties of the Fund and Pacholder Associates contained herein, to the performance by the Fund and Pacholder Associates of their respective obligations hereunder, and to the following further conditions:

        (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Fund or the Adviser, shall be contemplated by the Commission.

        (b) The Dealer Manager shall have received on the date on which the Offer commences (the "Commencement Date") the opinion of Kirkpatrick & Lockhart LLP, counsel for the Fund, dated the Commencement Date, addressed to the Dealer Manager to the effect that:

        (i) the Fund is a corporation duly incorporated and validly existing in good standing under the laws of the State of Maryland, and has the corporate power to own its properties and conduct its business as described in the Prospectus; and the Fund is qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification, or in which failure to qualify would have a material adverse effect upon the business of the Fund;

        (ii) the Fund has authorized and outstanding capital stock as set forth in the Prospectus; the outstanding shares of Common Stock and the Rights have been duly authorized and the outstanding shares of Common Stock have been validly issued and are fully paid and non-assessable; the Rights and the Shares conform to the descriptions thereof contained in the Prospectus; the certificates for the Shares are in due and proper form; the Shares, including the Shares to be issued pursuant to the Over-Subscription Privilege, have been duly authorized and will be validly issued, fully paid and non-assessable when issued and paid for as contemplated by the terms of the Offer; and no preemptive rights of stockholders exist with respect to any of the Rights or the Shares or the issue and sale thereof;

        (iii) the Registration Statement has become effective under the Securities Act and, to the knowledge of such counsel, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Securities Act;

        (iv) the Registration Statement and the Prospectus, and any amendments or supplements thereto (other than the financial statements, schedules and other financial information included therein, as to which such counsel need express no opinion), comply as to form in all material respects with the requirements of the Securities Act or the Investment Company Act, as applicable, and the applicable rules and regulations thereunder;

        (v) the statements under the captions "The Fund," "Investment Policies and Limitations," "Dividends and Distributions," "Federal Taxation" and "Description of Capital Stock" in the Prospectus to the extent that they constitute matters of law or legal descriptions, are accurate, and fairly and correctly present the information called for with respect to such matters;

        (vi) such counsel does not know of any contracts or documents required to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus which are not so filed or described as required, and such contracts and documents as are summarized in the Registration Statement or the Prospectus are fairly summarized in all material respects;

        (vii) such counsel knows of no material legal proceedings pending or threatened against the Fund;

        (viii) this Agreement has been duly authorized, executed and delivered by the Fund;

        (ix) the execution and delivery of this Agreement and the consummation of the transactions herein contemplated do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the charter or bylaws of the Fund, or any agreement or instrument known to such counsel to which the Fund is a party or by which the Fund may be bound;

        (x) no approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement and the consummation by the Fund of the transactions herein contemplated (other than as may be required by the NASD or as required by state securities or "Blue Sky" laws as to which such counsel need express no opinion) except such as have been obtained or made, specifying the same;

        (xi) the Fund Agreements have each been duly authorized and approved by the Fund and comply with all applicable provisions of the Investment Company Act and the Advisers Act, and the Fund Agreements have each been duly executed and delivered by the Fund and constitute the valid and binding agreements of the Fund enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws affecting the rights of creditors generally and such principles of equity as a court having jurisdiction may apply;

        (xii) the execution and delivery of the Fund Agreements and fulfillment of the terms thereof will not result in a breach or violation of the terms and provisions of, or constitute a default under, any agreement or instrument known to such counsel to which the Fund is a party or of which its property is the subject nor will such action result in any violation of the terms and provisions of the charter or bylaws of the Fund or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Fund or any of its properties; and

        (xiii) the Fund is registered with the Commission under the Investment Company Act as a closed-end, diversified management investment company, and all required action has been taken by the Fund under the Securities Act, the Investment Company Act and the Exchange Act to make the public offering and consummate the sale of the Shares as contemplated by the Offer; and the provisions of the charter and bylaws of the Fund comply as to form in all material respects with the requirements of the Investment Company Act.

        In rendering such opinion, Kirkpatrick & Lockhart LLP may rely upon certificates of officers of the Fund and of public officials as to matters of fact, and may rely as to matters governed by states other than Maryland on local counsel in such jurisdictions, provided that in each case Kirkpatrick & Lockhart LLP shall state that they believe that they and the Dealer Manager are justified in relying on such other counsel.

        In addition to the foregoing opinion, such counsel shall also advise the Dealer Manager that, while they have not themselves checked the accuracy and completeness of or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement and the Prospectus, except to the limited extent stated in paragraphs (ii) and (v) above, in the course of their review and discussion of the contents of the Registration Statement and the Prospectus with certain officers of the Fund and its independent accountants and others, no facts have come to their attention which would cause them to believe that the Registration Statement, at the time it became effective, or the Prospectus, at the time it was filed with the Commission pursuant to Rule 497(b) and (h) of the Rules and Regulations, or the Registration Statement and the Prospectus, at the time they were first provided to the Dealer Manager, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no view as to financial statements, schedules and other financial information included therein or excluded therefrom).

        (c) The Dealer Manager shall have received on the Commencement Date the opinion of James P. Shanahan, Jr., Executive Vice President and General Counsel of Pacholder Associates, dated the Commencement Date, addressed to the Dealer Manager to the effect that:

        (i) the Adviser is a limited liability company duly organized and validly existing in good standing under the laws of the State of Ohio and has the power to own its properties and conduct its business as described in the Prospectus; and the Adviser is qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification, or in which the failure to qualify would have a material adverse effect upon its business;

        (ii) such counsel knows of no material legal proceedings pending or threatened against the Adviser; such counsel knows of no material legal proceedings pending or threatened against any affiliate of the Adviser which are required to be disclosed in the Prospectus;

        (iii) this Agreement has been duly authorized, executed and delivered by the Adviser;

        (iv) the Adviser is registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act, or the rules and regulations under such acts, from acting as investment adviser to the Fund as contemplated by the Advisory Agreement;

        (v) the Advisory Agreement has been duly authorized, executed and delivered on behalf of the Adviser and constitutes a valid and binding agreement of the Adviser enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws affecting the rights of creditors generally and such principles of equity as a court having jurisdiction may apply; and

        (vi) the execution and delivery by the Adviser of this Agreement or the Advisory Agreement and the performance by the Adviser of its obligations thereunder or hereunder will not result in a breach or violation of the terms and provisions of, or constitute a default under, any agreement or instrument known to such counsel to which the Adviser is a party or of which its property is the subject nor will such action result in any violation of the provisions of the limited liability company agreement of the Adviser or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Adviser or any of its properties.

        In rendering such opinion, Mr. Shanahan may rely upon certificates of officers of Pacholder Associates and of public officials as to matters of fact, and may rely as to matters governed by the laws of states other than Ohio on local counsel in such jurisdictions, provided that in each case he shall state that he believes that he and the Dealer Manager are justified in relying on such other counsel.

        (d) The Dealer Manager shall have received from James P. Shanahan, Jr., Executive Vice President and General Counsel of the Dealer Manager, an opinion dated the Commencement Date with respect to the organization and existence of the Fund, the validity of the Rights and Shares and other matters as the Dealer Manager may reasonably request. In rendering such opinion, Mr. Shanahan may rely as to all matters governed by the laws of the State of Maryland on the opinion of Kirkpatrick & Lockhart LLP delivered to the Dealer Manager on the Commencement Date. In addition, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads him to believe that the Registration Statement or the Prospectus contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no view as to financial statements, schedules and other financial information included therein or excluded therefrom). With respect to such statement, Mr. Shanahan may state that his belief is based upon the procedures set forth therein, but is without independent check and verification.

        (e) The Dealer Manager shall have received at or prior to the Commencement Date from Kirkpatrick & Lockhart LLP a memorandum or summary, in form and substance satisfactory to the Dealer Manager, with respect to the qualification for offering and sale by the Fund of the Rights and Shares under the state securities or "Blue Sky" laws of such jurisdictions as the Dealer Manager may reasonably have designated to the Fund.

        (f) The Dealer Manager shall have received on the Commencement Date a signed letter from Deloitte & Touche LLP, dated the Commencement Date, in form and substance satisfactory to the Dealer Manager, to the effect that:

        (i) they are independent accountants with respect to the Fund under Rule 101 of the AICPA's Code of Professional Conduct, and its interpretations and rulings within the meaning of the Securities Act and the Rules and Regulations;

        (ii) they have performed specified procedures, not constituting an audit, including a reading of the latest available interim financial statements of the Fund, a reading of the minute books of the Fund, inquiries of officials of the Fund responsible for financial accounting matters and such other inquiries and procedures as may be specified in such letter, and on the basis of such inquiries and procedures nothing came to their attention that caused them to believe that at the date of the latest available financial statements read by such accountants, or at a subsequent specified date not more than five business days prior to the Commencement Date, there was any change in the capital stock or net assets of the Fund as compared with amounts shown on the audited financial statements included in the Prospectus except as set forth in the letter.

        (g) The Dealer Manager shall have received on the Commencement Date a certificate or certificates of an executive officer of the Fund and an executive officer of Pacholder Associates to the effect that, as of the Commencement Date, each of them severally represents as follows:

        (i) The Registration Statement has become effective under the Securities Act, and no order suspending the effectiveness of the Registration Statement or under Section 8(e) of the Investment Company Act has been issued, and no proceedings for such purpose have been taken or are, to his knowledge, contemplated by the Commission.

        (ii) He does not know of any litigation instituted or threatened against the Fund or the Adviser of a character required to be disclosed in the Registration Statement which is not so disclosed; he does not know of any material contract required to be filed as an exhibit to the Registration Statement which is not so filed; and the representations and warranties of the Fund and the Adviser contained in Section 1 hereof are true and correct as of the Commencement Date.

        (iii) He has carefully examined the Registration Statement and the Prospectus and, in his opinion, as of the effective date of the Registration Statement, the statements contained in the Registration Statement and the Prospectus were true and correct, and such Registration Statement and Prospectus did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and, in his opinion, since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment.

        (h) The Fund and Pacholder Associates shall have furnished to the Dealer Manager such further certificates and documents confirming the representations and warranties contained herein and related matters as the Dealer Manager may reasonably have requested.

        The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Dealer Manager and to James P. Shanahan, Jr., Executive Vice President and General Counsel of the Dealer Manager.

        If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Dealer Manager and its counsel, this Agreement and all obligations of the Dealer Manager hereunder may be cancelled by the Dealer Manager by notifying the Fund of such cancellation in writing or by telegram at or prior to the Commencement Date.

        In such event, the Fund, Pacholder Associates and the Dealer Manager shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

        7.     Conditions of the Obligations of the Fund.
               ------------------------------------------

        The obligations of the Fund under this Agreement are subject to the condition that at the Closing Date no stop order suspending the effectiveness of the Registration Statement or order under Section 8(e) of the Investment Company Act shall have been issued and in effect or proceedings therefor initiated or threatened.

        8.     Indemnification.
               ---------------

        (a) The Fund and Pacholder Associates, jointly and severally, agree to indemnify and hold harmless the Dealer Manager and each person, if any, who controls the Dealer Manager within the meaning of the Securities Act against any losses, claims, damages or liabilities to which the Dealer Manager or such controlling person may become subject under the Securities Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (x) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, (y) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (z) the Fund or the Adviser not complying with the Securities Act, the Exchange Act, the Investment Company Act, the Advisers Act, or other applicable United States securities laws and regulations; and will reimburse the Dealer Manager and each such controlling person for any legal or other expenses reasonably incurred by the Dealer Manager or such controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Fund and Pacholder Associates will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement, or alleged untrue statement, or omission or alleged omission, made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Fund by or through the Dealer Manager specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Fund or Pacholder Associates may otherwise have.

        (b) The Dealer Manager will indemnify and hold harmless the Fund, each of its directors, each of its officers who have signed the Registration Statement, the Adviser and each person, if any, who controls the Fund or the Adviser within the meaning of the Securities Act, against any losses, claims, damages or liabilities to which the Fund, the Adviser or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Fund, the Adviser or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Dealer Manager will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Fund by the Dealer Manager specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Dealer Manager may otherwise have.

        (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 8(a) or (b) shall be available to any party who shall fail to give notice as provided in this Section 8(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 8(a) or (b). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by the Dealer Manager in the case of parties indemnified pursuant to Section 8(a) and by the Fund and the Adviser in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there is a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

        (d) In no case shall the indemnification provided for in this Section 8 be available to protect any person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its or his duties, or by reason of its or his reckless disregard of its or his obligations and duties under this Agreement.

        (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under
Section 8(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Adviser on the one hand and the Dealer Manager on the other from the Offer. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 8(c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Fund and the Adviser on the one hand and the Dealer Manager on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Fund and the Adviser on the one hand and the Dealer Manager on the other hand shall be deemed to be in the same proportion as the total net proceeds from the Offer (before deducting expenses) received by the Fund and the Adviser bear to the fee received by the Dealer Manager pursuant to Section 3(a) hereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Fund or the Adviser on the one hand or the Dealer Manager on the other and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

        The Fund, Pacholder Associates and the Dealer Manager agree that it would not be just and equitable if contributions pursuant to this paragraph (e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above to this paragraph (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this paragraph (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph (e), (i) the Dealer Manager shall not be required to contribute any amount in excess of the fee received pursuant to Section 3(a) hereof and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        (f) In any proceeding relating to the Registration Statement, the Prospectus, or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

        (g) The Fund and Pacholder Associates agree to indemnify each Soliciting Dealer and its controlling persons to the same extent and subject to the same conditions and to the same agreements, including with respect to contribution, provided for in paragraphs (a), (b), (c), (d) and (e) of this
Section 8.

        9.     Notices.  All communications hereunder shall be in writing and,
               -------
except as otherwise provided herein, shall be mailed, delivered or telegraphed and confirmed as follows: if to the Dealer Manager, to Winton Associates, Inc., 8044 Montgomery Road, Suite 480, Cincinnati, Ohio 45236; if to the Fund or Pacholder Associates, to Pacholder Fund, Inc. or Pacholder Associates, Inc., as applicable, 8044 Montgomery Road, Suite 480, Cincinnati, Ohio 45236.

        10.    Termination.
               -----------

        (a) This Agreement shall be subject to termination in the absolute discretion of the Dealer Manager, by notice given to the Fund prior to the Expiration Date, if prior to such time (i) financial, political, economic, currency or banking conditions in the United States shall have undergone any material change the effect of which on the financial markets makes it, in the Dealer Manager's reasonable judgment, impracticable to proceed with the Offer,
(ii) there has occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the Dealer Manager's reasonable judgment, impracticable to proceed with the Offer, (iii) trading in the shares of Common Stock shall have been suspended by the Commission or the American Stock Exchange, Inc., (iv) trading in securities generally on the New York Stock Exchange, Inc. or the American Stock Exchange, Inc. shall have been suspended or limited or minimum prices that, as of the date hereof, do not already exist, shall have been established on such exchanges or (v) a banking moratorium shall have been declared either by Federal or New York State authorities.

        (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 5.

        11.    Successors. This Agreement has been and is made solely for the
               ----------
benefit of the Dealer Manager, the Fund and the Adviser and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Shares merely because of such purchase.

        12.    Survival of Representations, Warranties and Agreements. The
               ------------------------------------------------------
respective agreements, representations, warranties, indemnities and other statements of the Fund or its officers, of Pacholder Associates or its officers and of the Dealer Manager set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any (a) cancellation or termination of this Agreement, (b) any investigation made by or on behalf of Dealer Manager, the Fund or Pacholder Associates or any of the officers, directors or controlling persons referred to in Section 8 hereof, and (c) delivery of and payment for the Shares pursuant to the Offer.

        This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        This Agreement shall be governed by, and construed in accordance with, the laws of the State of Ohio.

        If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement among the Fund, the Adviser and the Dealer Manager in accordance with its terms.

                                   Very truly yours,

                                   PACHOLDER HIGH YIELD FUND, INC.


                                   By:_______________________________
                                        Name:
                                        Title:

                                   PACHOLDER ASSOCIATES, INC.


                                   By:_______________________________
                                        Name:
                                        Title:

                                   Confirmed and Accepted, as of the
                                   date first above written:

                                   WINTON ASSOCIATES, INC.
                                        as Dealer Manager

                                   By: _________________________________
                                        James P. Shanahan, Jr.
                                        Executive Vice President and
                                        General Counsel